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                                                                   EXHIBIT 10.35


                                   AGREEMENT

AGREEMENT DATED AS OF 7 February, 1997 between General Dynamics Corporation, a Delaware corporation ("the Corporation"), and Michael W. Wynne ("the Executive").

In consideration for the Executive's future services to be rendered to the Corporation by the Executive, the Corporation and the Executive agree as follows:

1. SALARY AND BENEFIT CONTINUATION

   In the event that the Executive's employment with the Corporation is involuntarily terminated, other than for cause, during the first two years of the Executive's employment, the Executive's salary and benefits will continue for a period of one year.

2. TAXATION

   The Executive and the Corporation agree that all payments hereunder shall be treated as "wages" for federal and state income tax and employment tax purposes as such time and in such manner as shall be prescribed by law. Each party to this Agreement shall be responsible for the payment of any such taxes as shall be legally required of such party.

3. This Agreement shall be governed by the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on behalf of its Chairman and Chief Executive Officer by the Corporate Vice President - Human Resources and Administration and its corporate seal to be hereunto affixed and attested to by the Secretary of the Corporation, and the Executive has executed this Agreement as of the date first above written.

ATTEST:                             GENERAL DYNAMICS CORPORATION



/S/ PAUL A. HESSE                  By:  /S/ W.P. WYLIE
------------------------               -----------------------------------------
Secretary                              W.P. Wylie
                                       Corporate Vice President - Human
                                       Resources and Administration



/S/ DAVID R. BREEN                     /S/ MICHAEL W. WYNNE
------------------------               -----------------------------------------
Witness                                Michael W. Wynne



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